UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22106

Tortoise Power and Energy Infrastructure Fund, Inc.
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Terry Matlack
Diane Bono
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  August 31, 2017

Item 1. Schedule of Investments.

Tortoise Power and Energy Infrastructure Fund, Inc.
SCHEDULE OF INVESTMENTS (Unaudited)

	August 31, 2017
	Principal Amount/Shares	Fair Value
Corporate Bonds - 67.8%(1)
Crude Oil Pipelines - 8.1%(1)
Canada - 4.3%(1)
Enbridge Inc., 5.500%, 07/15/2077	$2,000,000	$2,007,500
Gibson Energy Inc., 6.750%, 07/15/2021(2)	4,500,000	4,657,500
United States - 3.8%(1)
SemGroup Corp., 6.375%, 03/15/2025(2)	6,000,000	5,910,000
		12,575,000
Natural Gas/Natural Gas Liquids Pipelines - 25.9%(1)
Canada - 4.8%(1)
TransCanada Corporation, 5.625%, 05/20/2075	7,000,000	7,420,000
United States - 21.1%(1)
Cheniere Corp., 7.000%, 06/30/2024	4,000,000	4,550,000
Cheniere Corp., 5.875%, 03/31/2025	2,000,000	2,150,000
Columbia Pipeline Group, Inc., 3.300%, 06/01/2020	2,000,000	2,057,356
Florida Gas Transmission Co., LLC, 5.450%, 07/15/2020(2)	1,500,000	1,622,430
Kinder Morgan, Inc., 6.500%, 09/15/2020	4,000,000	4,459,184
Midcontinent Express Pipeline LLC, 6.700%, 09/15/2019(2)	2,000,000	2,142,500
ONEOK, Inc., 4.250%, 02/01/2022	4,500,000	4,693,680
ONEOK, Inc., 7.500%, 09/01/2023	2,000,000	2,403,400
Rockies Express Pipeline, LLC, 6.000%, 01/15/2019(2)	4,000,000	4,135,000
Ruby Pipeline, LLC, 6.000%, 04/01/2022(2)	1,500,000	1,605,782
Southern Star Central Corp., 5.125%, 07/15/2022(2)	3,000,000	3,075,000
		40,314,332

Natural Gas Gathering/Processing - 9.9%(1)
United States - 9.9%(1)
Blue Racer Midstream, LLC, 6.125%, 11/15/2022(2)	4,000,000	4,110,000
DCP Midstream LLC, 9.750%, 03/15/2019(2)	4,000,000	4,395,000
The Williams Companies, Inc., 7.875%, 09/01/2021	5,000,000	5,837,500
The Williams Companies, Inc., 4.550%, 06/24/2024	1,000,000	1,022,500
		15,365,000

Oil and Gas Production - 3.9%(1)
United States - 3.9%(1)
Carrizo Oil & Gas, Inc., 7.500%, 09/15/2020	1,000,000	1,013,750
EQT Corporation, 8.125%, 06/01/2019	2,000,000	2,196,036
Hess Corporation, 4.300%, 04/01/2027	3,000,000	2,941,545
		6,151,331

Power/Utility - 17.2%(1)
United States - 17.2%(1)
The AES Corporation, 5.500%, 04/15/2025	4,000,000	4,170,000
CMS Energy Corp., 8.750%, 06/15/2019	5,185,000	5,775,141
Dominion Resources, Inc., 5.750%, 10/01/2054	4,000,000	4,310,000
Duquesne Light Holdings, Inc., 6.400%, 09/15/2020(2)	3,000,000	3,362,238
Duquesne Light Holdings, Inc., 5.900%, 12/01/2021(2)	2,000,000	2,268,144
NRG Energy, Inc., 6.250%, 07/15/2022	2,000,000	2,095,000
NRG Yield Operating LLC, 5.375%, 08/15/2024	2,500,000	2,612,500
NV Energy, Inc., 6.250%, 11/15/2020	1,000,000	1,124,673
Pattern Energy Group Inc., 5.875%, 02/01/2024(2)	1,000,000	1,047,500
		26,765,196

Refining - 2.8%(1)
United States - 2.8%(1)
HollyFrontier Corporation, 5.875%, 04/01/2026	4,000,000	4,342,680

Total Corporate Bonds (Cost $100,119,975)		105,513,539

Master Limited Partnerships and Related Companies - 36.4%(1)
Crude Oil Pipelines - 7.9%(1)
United States - 7.9%(1)
Andeavor Logistics LP	39,100	1,945,225
Enbridge Energy Management, L.L.C.(3)	538,608	7,761,337
Genesis Energy, L.P.	54,067	1,443,589
Plains All American Pipeline, L.P.	15,615	338,220
Shell Midstream Partners, L.P.	29,307	810,925
		12,299,296

Natural Gas/Natural Gas Liquids Pipelines - 10.8%(1)
United States - 10.8%(1)
Energy Transfer Equity, L.P.	30,902	536,768
Energy Transfer Partners, L.P.(4)	515,318	9,796,195
Enterprise Products Partners L.P.	158,699	4,137,283
EQT Midstream Partners, LP	4,770	364,285
Tallgrass Energy Partners, LP	42,886	2,027,221
		16,861,752

Natural Gas Gathering/Processing - 9.0%(1)
United States - 9.0%(1)
DCP Midstream, LP	52,040	1,671,005
EnLink Midstream Partners, LP	49,588	804,813
MPLX LP	127,522	4,376,555
Noble Midstream Partners LP	17,176	827,368
Rice Midstream Partners LP	127,248	2,640,396
Western Gas Partners, LP	63,378	3,237,348
Williams Partners L.P.	12,216	481,311
		14,038,796
Refined Product Pipelines - 8.7%(1)
United States - 8.7%(1)
Buckeye Partners, L.P.	48,744	2,787,669
Holly Energy Partners, L.P.	72,596	2,369,534
Magellan Midstream Partners, L.P.	34,561	2,329,066
NuStar Energy L.P.	100,609	4,073,658
Phillips 66 Partners LP	24,755	1,182,794
Valero Energy Partners LP	19,193	835,855
		13,578,576

Total Master Limited Partnerships and Related Companies (Cost $46,195,969)		56,778,420

Common Stock - 23.2%(1)
Crude Oil Pipelines - 8.9%(1)
Canada - 2.6%(1)
Enbridge Inc.	99,304	3,971,167
United States - 6.3%(1)
Plains GP Holdings, L.P.	346,920	7,798,762
SemGroup Corporation	79,830	2,051,631
		13,821,560

Natural Gas/Natural Gas Liquids Pipelines - 7.4%(1)
United States - 7.4%(1)
ONEOK, Inc.	148,091	8,020,608
Tallgrass Energy GP, LP	133,814	3,596,920
		11,617,528
Natural Gas Gathering/Processing - 6.3%(1)
United States - 6.3%(1)
EnLink Midstream LLC	125,234	2,135,240
Targa Resources Corp.	115,900	5,165,663
The Williams Companies, Inc.	83,852	2,492,920
		9,793,823
Refined Product Pipelines - 0.6%(1)
United States - 0.6%(1)
VTTI Energy Partners LP	50,626	982,144

Total Common Stock (Cost $35,030,475)		36,215,055

Preferred Stock - 3.2%(1)
Natural Gas Gathering/Processing - 1.2%(1)
United States - 1.2%(1)
Targa Resources Corp., 9.500%(2)(5)	1,685	1,833,457

Oil and Gas Production - 0.6%(1)
United States - 0.6%(1)
Anadarko Petroleum Corporation, 7.500%, 06/07/2018	24,400	902,800

Power/Utility - 1.4%(1)
United States - 1.4%(1)
DTE Energy, 6.500%, 10/01/2019	39,600	2,235,816

Total Preferred Stock (Cost $4,518,781)		4,972,073

Short-Term Investment - 0.1%(1)
United States Investment Company - 0.1%(1)
Government & Agency Portfolio - Institutional Class, 0.93%(6) (Cost $129,904)	129,904	129,904

Total Investments - 130.7%(1) (Cost $185,995,104)		203,608,991
Interest Rate Swap Contracts - (0.0)%(1)
$15,000,000 notional - net unrealized depreciation		(59,635)
Other Assets and Liabilities - 2.3%(1)		3,589,816
Credit Facility Borrowings - (33.0)%(1)		(51,400,000)
Total Net Assets Applicable to Common Stockholders - 100.0%(1)		$155,739,172

(1) Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have a total fair value of $40,164,551, which represents 25.8% of net assets.
(3)
Security distributions are paid-in-kind.  Rate determined by dividing the cash value of a distribution declared by Enbridge Energy Partners, L.P. by the average closing price of Enbridge Energy Management, L.L.C. shares for the ten consecutive trading days prior to the ex-dividend date.

(4)	A portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $59,635.
(5)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures.
(6) Rate indicated is the current yield as of August 31, 2017.

Schedule of Interest Rate Swap Contracts (unaudited)
August 31, 2017

Counterparty	Maturity Date	Notional Amount	Fixed Rate Paid by TPZ	Floating Rate Received by TPZ	Unrealized Appreciation (Depreciation)
Wells Fargo Bank, N.A.	08/06/2018	$6,000,000	1.95%	3-month U.S. Dollar LIBOR	$(33,188)
Wells Fargo Bank, N.A.	11/29/2019	6,000,000	1.33%	3-month U.S. Dollar LIBOR	27,394
Wells Fargo Bank, N.A.	08/06/2020	3,000,000	2.18%	3-month U.S. Dollar LIBOR	(53,841)
		$15,000,000			$(59,635)

Various inputs are used in determining the fair value of the Company’s investments and financial instruments.  These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)
Level 3 – significant unobservable inputs (including the Company's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable assets and liabilities by level within the fair value hierarchy as of August 31, 2017.  These assets and liabilities are measured on a recurring basis.

Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Corporate Bonds(a)	$-	$105,513,539	$-	$105,513,539
Master Limited Partnerships and Related Companies(a)	56,778,420	-	-	56,778,420
Common Stock(a)	36,215,055	-	-	36,215,055
Preferred Stock(a)	3,138,616	-	1,833,457	4,972,073
Short-Term Investment(b)	129,904	-	-	129,904
Total Assets	$96,261,995	$105,513,539	$1,833,457	$203,608,991
Liabilities
Interest Rate Swap Contracts	$-	$59,635	$-	$59,635
(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances.

The Company utilizes the beginning of reporting period method for determining transfers between levels.  During the period ended August 31, 2017, Rice Midstream Partners LP common units held by the Company, in the amount of $2,019,828 were transferred from Level 2 to Level 1 when they converted into registered and unrestricted common units of Rice Midstream Partners LP.  There were no other transfers between levels for the Company during the period ended August 31, 2017.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. The Company primarily owns securities that are listed on a securities exchange or are traded in the over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security is valued at the mean between the last bid price and last ask price on such day. These securities are categorized as Level 1 in the fair value hierarchy.

Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company's ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using certain fair value procedures. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company's portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected are generally priced using fair value procedures.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security's liquidity and fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Unobservable inputs shall be used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity.  Unobservable inputs shall reflect the Company’s own beliefs about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Unobservable inputs shall be developed based on the best information available in the circumstances, which might include the Company’s own data. The Company’s own data shall be adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.  Due to the inherent uncertaintly of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

The Company generally values debt securities at evaluated bid prices obtained from an independent third-party valuation service that utilizes a pricing matrix based upon yield data for securities with similar characteristics, or based on a direct written broker-dealer quotation from a dealer who has made a market in the security. Debt securities with 60 days or less to maturity at time of purchase are valued on the basis of amortized cost, which approximates market value.

Interest rate swap contracts are valued by using industry-accepted models, which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, and are categorized as Level 2 in the fair value hierarchy.

The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period ended August 31, 2017.

	Preferred Stock	Warrants
Balance – beginning of period	$1,740,791	$1,135,487
Purchases	-	-
Return of capital	-	-
Sales	-	(1,221,957)
Total realized gains	-	978,372
Change in unrealized gains	92,666	(891,902)
Balance – end of period	$1,833,457	$-

$92,666 of unrealized gains relate to investments that are still held at the end of the reporting period.

Certain of the Company’s investments are restricted and are valued as determined in accordance with fair value procedures.  The following table shows the principal amount or shares, acquisition date(s), acquisition cost, fair value and the percent of net assets which the securities comprise at August 31, 2017.

Investment Security	Investment Type	Principal Amount/Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	Fair Value as Percent of Net Assets
Blue Racer Midstream, LLC, 6.125%, 11/15/2022*	Corporate Bond	$4,000,000	06/23/16-07/29/16	$3,810,000	$4,110,000	2.6%
DCP Midstream LLC, 9.750%, 03/15/2019*	Corporate Bond	$4,000,000	08/07/09-08/16/12	3,674,870	4,395,000	2.8
Duquesne Light Holdings, Inc., 6.400%, 09/15/2020*	Corporate Bond	$3,000,000	11/30/11	3,180,330	3,362,238	2.2
Duquesne Light Holdings, Inc., 5.900%, 12/01/2021*	Corporate Bond	$2,000,000	11/18/11-12/05/11	2,074,420	2,268,144	1.4
Florida Gas Transmission Co., LLC, 5.450%, 07/15/2020*	Corporate Bond	$1,500,000	07/08/10-01/04/11	1,551,220	1,622,430	1.0
Gibson Energy Inc., 6.750%, 07/15/2021*	Corporate Bond	$4,500,000	06/26/13-07/01/13	4,459,760	4,657,500	3.0
Midcontinent Express Pipeline, LLC, 6.700%, 09/15/2019*	Corporate Bond	$2,000,000	09/09/09-03/02/10	2,061,010	2,142,500	1.4
Pattern Energy Group Inc., 5.875%, 02/01/2024*	Corporate Bond	$1,000,000	01/20/17-01/24/17	1,011,875	1,047,500	0.7
Rockies Express Pipeline, LLC, 6.000%, 01/15/2019*	Corporate Bond	$4,000,000	08/03/15	4,130,000	4,135,000	2.7
Ruby Pipeline, LLC, 6.000%, 04/01/2022*	Corporate Bond	$1,500,000	09/17/12	1,616,250	1,605,782	1.0
SemGroup Corp., 6.375%, 03/15/2025*	Corporate Bond	$6,000,000	03/08/17	5,939,010	5,910,000	3.8
Southern Star Central Corp., 5.125%, 07/15/2022*	Corporate Bond	$3,000,000	06/17/14	3,041,250	3,075,000	2.0
Targa Resources Corp., 9.500%	Preferred Stock	1,685	03/16/16	1,491,965	1,833,457	1.2
				$38,041,960	$40,164,551	25.8%
*Security is eligible for resale under Rule 144A under the 1933 Act.
As of August 31, 2017, the aggregate cost of securities for federal income tax purposes was $178,667,467. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $30,384,576, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $5,502,687 and the net unrealized appreciation was $24,881,889.

Item 2. Controls and Procedures.

(a)
The registrant’s Chief Executive Officer, Principal Financial Officer and Treasurer has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tortoise Power and Energy Infrastructure Fund, Inc.

Date: October 30, 2017	By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Executive Officer, Principal Financial Officer and Treasurer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Tortoise Power and Energy Infrastructure Fund, Inc.

Date: October 30, 2017	By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Executive Officer, Principal Financial Officer and Treasurer